UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 25, 2020 (January 13, 2020)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 13, 2020, EQT Corporation (EQT and, together with its subsidiaries, the Company) filed a Current Report on Form 8-K (the Original Form 8-K), which, among other things, disclosed its estimate of the Company’s proved reserves as of December 31, 2019, which was prepared by the Company’s engineers and audited by Ryder Scott Company, L.P., the Company’s independent consulting firm (Ryder Scott). The Original Form 8-K included as Exhibit 99.2 a copy of Ryder Scott’s audit report, dated January 10, 2020 (the Original Petroleum Engineers’ Audit Report).

In addition to the estimate of proved reserves, the Original Petroleum Engineers’ Audit Report included estimates of future net income (FNI) and discounted future net income (Discounted FNI) attributable to such reserves. EQT has since determined that the FNI and Discounted FNI amounts attributable to the estimated total proved reserves included in the Original Petroleum Engineers’ Audit Report were understated by approximately $1,651 million and $542 million, respectively, as a result of the misapplication of certain gathering and compression charges. A copy of the Ryder Scott audit report, amended to correct such error, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Except as set forth herein, the Original Form 8-K and the Original Petroleum Engineers’ Audit Report has not been changed.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ryder Scott Company, L.P.
99.1	Independent Petroleum Engineers’ Audit Report
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: February 25, 2020	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel

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